THIS WARRANT (THIS "WARRANT") AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED OR ASSIGNED TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

WARRANT

TO PURCHASE COMMON STOCK

OF

MANARIS CORPORATION

Issue Date: August 22, 2007 **Warrant No. 1-A**

THIS CERTIFIES that IMPERIUM MASTER FUND, LTD. or any subsequent holder hereof (the "***Holder***"), has the right to purchase from MANARIS CORPORATION, a Nevada corporation (the "***Company***"), up to 5% of the Company's outstanding common stock, par value $.00001 per share (the "***Common Stock***") on a fully diluted basis, giving effect to the issuance of this Warrant, initially equal to 4,954,619 fully paid and nonassessable shares of Common Stock, subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time and from time to time beginning on the Issue Date and ending at 5:00 p.m., New York City time, on the fifth (5th) anniversary of the Issue Date or, if such day is not a Business Day, on the next succeeding Business Day (the "***Expiration Date***").

1. *EXERCISE; DEFINED TERMS.*

(a) Right to Exercise; Exercise Price. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending at 5 p.m., New York City time, on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "***Warrant Shares***"). The "***Exercise Price***" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be $0.11, subject to adjustment for the events specified in ***Section 6*** of this Warrant. The Company hereby represents and covenants to the Holder that it has, and shall at all times have, authorized an adequate number of shares of Common Stock for issuance upon the exercise of this Warrant in

full.

(b) Exercise Notice. In order to exercise this Warrant, the Holder shall (i) send by facsimile transmission, at any time prior to 5:00 p.m., New York City time, on the Business Day on which the Holder wishes to effect such exercise (the "***Exercise Date***"), to the Company an executed copy of the notice of exercise in the form attached hereto as ***Exhibit A*** (the "***Exercise Notice***") and (ii) in the case of a Cash Exercise, deliver the Exercise Price to the Company by wire transfer of immediately available funds. The Holder shall promptly thereafter deliver the original Warrant to the Company for cancellation (and replacement with a new Warrant if exercised in part) pursuant to ***Section 1(d)*** of this Warrant. The Exercise Notice shall also state the name or names in which the Warrant Shares issuable on such exercise shall be issued if other than the Holder. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to ***Section 6*** below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants) within two (2) Business Days following the date on which the Exercise Notice is delivered to the Company. The Company shall use its best efforts to cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations (the "***Dispute Procedure***"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

(c) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

(d) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); *provided, however*, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

(e) Defined Terms. As used in this Warrant, the following terms shall have the meanings set forth in this ***Section 1(e)***:

"***Business Day***" means any day other than a Saturday, a Sunday or a day on which banks in the City of New York are required or authorized by law to be closed.

"***Commission***" means the Securities and Exchange Commission, and any successor regulatory agency.

"***Convertible Securities***" means any stock or securities (other than Options) of the Company convertible into or exercisable or exchangeable for Common Stock.

"***Effective Date***" means the date on which the Registration Statement is declared effective by the Commission.

"***Exchange Act***" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"***Excluded Securities***" means (i) any securities issued upon the conversion or exercise of any options, warrants, convertible securities or any other agreements outstanding as of the Issue Date in accordance with the exercise or conversion price in effect immediately prior to the Issue Date; (ii) shares of Common Stock issuable or issued to employees, officers, directors of, and consultants to, the Company and/or the subsidiaries of the Company, from time to time upon the exercise of options granted or to be granted in the discretion of the Company's board of directors pursuant to one or more employee stock option plans or restricted stock plans in effect as of the Issue Date or adopted after the Issue Date by the Company's board of directors; (iii) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; or (iv) securities issued pursuant to any acquisition transaction, licensing agreement or other strategic transaction, *provided* that no issuances shall be made to a person or entity that is itself, or has any affiliates that are, in the business of providing loans or making equity investments.

"***Filing Deadline***" means the 60th calendar day following the Issue Date.

"***Issue Date***" means the Issue Date set forth on the front page of this Warrant.

"***Major Transaction***" means the existence, occurrence or public announcement of, or entering into an agreement contemplating, a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into, or exchanged or tendered for, the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity.

"***Market Price***" means, as of a particular date, the highest daily VWAP during the period of twenty (20) consecutive Trading Days occurring immediately prior to (but not including) such date as reported in the Principal Market for such securities. If Market Price cannot be calculated for the Common Stock because the Common Stock is no longer publicly traded or otherwise, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to the Holder, and shall cause such investment banking firm to perform such determination and notify the Company and the Holder of the results of determination no later than five (5) Business Days from the time such calculation was submitted to it by the Company.

"***Options***" means any rights, warrants or options to subscribe for, purchase or receive Common Stock or Convertible Securities.

"***Principal Market***" means the principal exchange, market or quotation system on which the Common Stock are listed, traded or quoted.

"***Registrable Securities***" means the Warrant Shares and any other shares of Common Stock (or other securities) issued or issuable pursuant to the terms of this Warrant, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Warrant Shares.

"***Registration Deadline***" means the 145th calendar day following the Issue Date.

"***Registration Default Payment***" means an amount equal to 1.5% of the then current Market Price of the aggregate number of Warrant Shares then outstanding.

"***Registration Statement***" means a registration statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous or delayed basis.

"***Securities Act***" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"***Trading Day***" means any day on which the Common Stock is purchased and sold on the Principal Market.

"***VWAP***" on a Trading Day means the volume weighted average price of the Common Stock for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holders and reasonably satisfactory to the Company.

(f) Other Terms. The following additional terms have the respective meanings specified in the Sections of this Warrant indicated below:

"***Allowed Delay***"	**7(g)**
"***Allowed Suspension***"	**7(g)**
"***Assumed Variable Market Price***"	**6(d) (ii) (B)**
"***Cash Exercise***"	**5**
"***Cashless Exercise***"	**5**
"***Common Stock***"	**Preamble**
"***Company***"	**Preamble**
"***Default Interest Rate***"	**3(a)**

"Delivery Date"	**2**
"Determination Date"	**6(b)**
"Dilutive Issuance"	**6(d)**
"Dispute Procedure"	**1(b)**
"Distribution"	**6(b)**
"Distribution Date"	**6(b)**
"Distribution Notice"	**6(b)**
"DTC"	**2**
"Expiration Date"	**Preamble**
"Exercise Date"	**1(b)**
"Exercise Default"	**3(a)**
"Exercise Notice"	**1(b)**
"Exercise Price"	**1(a)**
"FAST"	**2**
"Holder"	**Preamble**
"Losses"	**7(j)**
"Record Date"	**6(b)**
"Registration Default"	**7(e)**
"Registration Period"	**7(c)**
"Transfer Agent"	**2**
"Variable Rate Convertible Security"	**6(d) (ii) (B)**
"Warrant Shares"	**1(a)**

2. *DELIVERY OF WARRANT SHARES UPON EXERCISE*.

Upon receipt of an Exercise Notice pursuant to ***Section 1*** of this Warrant, the Company shall, (A) in the case of a Cash Exercise no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) the date on which the Company has received payment of the Exercise Price, and (B) in the case of a Cashless Exercise, no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) Business Day following the determination made pursuant to ***Section 1(b)*** of this Warrant (each of the dates specified in the foregoing ***clauses (A)***, ***(B)*** or ***(C)*** being referred to as a "***Delivery Date***"), issue and deliver or cause to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by delivering to the Holder or its nominee physical certificates representing such

Warrant Shares, no later than the close of business on such Delivery Date. If the Company's designated transfer agent or co-transfer agent for the Common Stock (the "***Transfer Agent***") participates in the Depository Trust Company ("***DTC***") Fast Automated Securities Transfer program ("***FAST***"), and the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. If any exercise would create a fractional Warrant Share, such fractional Warrant Share shall be disregarded and the number of Warrant Shares issuable upon such exercise, in the aggregate, shall be the nearest whole number of Warrant Shares. Warrant Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required by applicable securities laws.

3. *FAILURE TO DELIVER WARRANT SHARES.*

(a) In the event that the Company fails for any reason (other than as a result of the Holder's failure, in the case of a Cash Exercise, to pay the aggregate Exercise Price for the Warrant Shares being purchased) to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice (without any restrictive legend to the extent permitted under applicable law) on or before the third (3rd) Business Day following the Delivery Date therefor, or fails to remove any restrictive legend from outstanding Warrant Shares at the request of the Holder to the extent permitted under applicable law on or before the third (3rd) Business Day following such request (an "***Exercise Default***"), the Holder shall have the right to receive from the Company an amount equal to (i) (N/365) multiplied by (ii) the aggregate Market Price of the Warrant Shares (calculated as of the date on which the applicable Exercise Notice was delivered) which are the subject of such Exercise Default multiplied by (iii) the lower of eighteen percent (18%) and the maximum rate permitted by applicable law or by the applicable rules or regulations of any governmental authority (the "***Default Interest Rate***"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares (or from such third Business Day in the event of a failure to remove a legend from outstanding Warrant Shares) and the date on which such Exercise Default has been cured. Amounts payable under the preceding sentence shall be paid to the Holder in immediately available funds on or before the second (2nd) Business Day following written notice from the Holder to the Company specifying the amount owed to it by the Company. In the event that shares of Common Stock are purchased by or on behalf of the Holder in order to make delivery on a sale effected in anticipation of receiving Warrant Shares upon an exercise, the Holder shall have the right to receive from the Company, in addition to the foregoing amounts, (i) the aggregate amount paid by or on behalf of the Holder for such shares of Common Stock minus (ii) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise.

(b) In addition to its rights under ***Section 3(a)*** of this Warrant, upon an Exercise Default, the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

4. *EXERCISE LIMITATION.*

The Holder shall not be permitted to exercise this Warrant, or part thereof, if, upon such exercise, the number of shares of Common Stock beneficially owned by the Holder (other than shares which may be deemed beneficially owned except for being subject to a limitation on exercise or exercise analogous to the limitation contained in this ***Section 4***), would exceed 9.9% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.9% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant at such time as such exercise will not violate the provisions of this ***Section 4***. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. The holders of Common Stock are to be deemed third-party beneficiaries of the limitation imposed hereby and, accordingly, this ***Section 4*** may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding; *provided, however*, that the Holder shall have the right, upon sixty (60) days' prior written notice to the Company, to waive the provisions of this ***Section 4*** without obtaining such consent.

5. *PAYMENT OF THE EXERCISE PRICE; CASHLESS EXERCISE*.

The Holder may pay the Exercise Price through a cash exercise (a "***Cash Exercise***") by delivering immediately available funds on the Exercise Date, or if at any time after one year from the Issue Date, all or some of the Warrant Shares may not be sold pursuant to an effective registration statement, the Holder may elect to pay the Exercise Price through a cashless exercise (a "***Cashless Exercise***"), whether exclusively or in combination with a Cash Exercise. The Holder shall effect a Cashless Exercise by surrendering this Warrant to the Company and noting on the Exercise Notice that the Holder wishes to effect a Cashless Exercise, upon which the Company shall issue to the Holder a number of Warrant Shares determined as follows:

$$X = Y \times (A-B)/A$$

where:

X = the number of Warrant Shares to be issued to the Holder;

Y = the number of Warrant Shares with respect to which this Warrant is being exercised;

A = the VWAP on the Trading Day immediately preceding the date of such election; and

B = the Exercise Price.

It is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date.

6. *ANTI-DILUTION ADJUSTMENTS; DISTRIBUTIONS; OTHER EVENTS*.

The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this ***Section 6***.

(a) Stock Splits, Stock Interests, Etc. If, at any time on or after the Issue Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification or other similar event, the Exercise Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price shall be proportionately increased.

(b) Major Transactions. If, at any time after the Issue Date, any Major Transaction shall occur, then the Holder shall thereafter have the right to either (i) require the Company to repurchase this Warrant for cash in an amount equal to the value of this Warrant calculated pursuant to the Black-Scholes pricing model (using an expected volatility equal to the 100 day volatility obtained from the hvt function on Bloomberg (*provided* that if such function yields a volatility that is (x) less than 50%, the expected volatility shall be equal to 50%, or (y) greater than 80%, the expected volatility shall be equal to 80%) or (ii) exercise this Warrant in whole or in part at any time prior to, on or after the record date for the receipt of the consideration payable to the holders of Common Stock and shall be entitled to receive, in lieu of the shares of Common Stock otherwise issuable upon exercise of this Warrant, such shares of stock, securities and/or other assets as would have been issued or payable upon such Major Transaction with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon exercise of this Warrant had such Major Transaction not taken place (without giving effect to any limitations on such exercise contained in this Warrant). The Company shall not effect any Major Transaction unless (1) subsequent to the public disclosure by the Company of such Major Transaction, the Holder has been given written notice of such transaction by the earlier of (A) the date that is thirty (30) days (sixty one (61) days if, without giving effect to the limitation on exercise contained in ***Section 4***, the Holder would beneficially own more than 9.9% of the Common Stock then outstanding) prior to the date on which such transaction is consummated, and (B) the date that is fifteen (15) days prior to the record date for the determination of the Company's stockholders entitled to vote with respect to such transaction, and (2) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonably satisfactory to the Holder) the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise of this Warrant as of the date of such transaction, and shall similarly apply to successive Major Transactions.

(c) Distributions. If, at any time after the Issue Date, the Company declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock, including without limitation any dividend or distribution to the Company's stockholders in shares (or rights to acquire shares) of capital stock of a subsidiary (a "***Distribution***"), the Company shall deliver written notice of such Distribution (a "***Distribution Notice***") to the Holder at least fifteen (15) days prior to the earlier to occur of (i) the record date

for determining stockholders entitled to such Distribution (the "***Record Date***") and (ii) the date on which such Distribution is made (the "***Distribution Date***") (the earlier of such dates being referred to as the "***Determination Date***"). Upon receipt of the Distribution Notice, the Holder shall promptly (but in no event later than three (3) Business Days) notify the Company whether it has elected (A) to receive the same amount and type of assets (including, without limitation, cash) being distributed as though the Holder were, on the Determination Date, a holder of a number of shares of Common Stock into which this Warrant is exercisable as of such Determination Date (such number of shares to be determined without giving effect to any limitations on such exercise) or (B) upon any exercise of this Warrant on or after the Distribution Date, to reduce the Exercise Price in effect on the Business Day immediately preceding the Record Date (such date being deemed the Exercise Date for purposes hereof) by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the Company's Board of Directors and reasonably acceptable to the Holder. Upon receipt of such election notice from the Holder, the Company shall timely effectuate the transaction or adjustment contemplated in the foregoing ***clause (A) or (B)***, as applicable. If the Holder does not notify the Company of its election pursuant to the preceding sentence on or prior to the Determination Date, the Holder shall be deemed to have elected ***clause (A)*** of the preceding sentence.

(d) Convertible Securities; Options. If, at any time after the Issue Date, the Company issues Convertible Securities or Options to the record holders of the Common Stock, whether or not such Convertible Securities or Options are immediately convertible, exercisable or exchangeable, then the Holders shall be entitled, upon any exercise of this Warrant on or after the date of record for determining stockholders entitled to receive such Convertible Securities or Options (or if no such record is taken, the date on which such Convertible Securities or Options are issued), to receive the aggregate number of Convertible Securities or Options which the Holder would have received with respect to the shares of Common Stock issuable upon such exercise (without giving effect to any limitations on such exercise contained in this Warrant) had the Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securities or Options (or if no such record is taken, the date on which such Convertible Securities or Options were issued).

(e) Dilutive Issuances.

(i) Adjustment Upon Dilutive Issuance.

If, at any time after the Issue Date, the Company issues or sells, or in accordance with ***Section 6(e)(ii)*** is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of such issuance or sale (or deemed issuance or sale) (a "***Dilutive Issuance***"), then the Exercise Price shall be adjusted so as to equal the consideration received or receivable by the Company (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with ***Section 6(e)(ii)*** below). Notwithstanding the foregoing, no adjustment shall be made pursuant to this ***Section 6(e)(i)*** if such adjustment would result in an increase in the Exercise Price.

(ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under ***Section 6(e)(i)***, the following will be applicable:

(A) Issuance Of Options. If the Company issues or sells any Options, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Options (such date being deemed the Exercise Date for purposes hereof), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in ***Section 6(e)(ii)(B)*** below) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Options. To the extent that shares of Common Stock or Convertible Securities are not delivered pursuant to such Options, upon the expiration or termination of such Options, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such Options been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

(B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities (such date being deemed the Exercise Date for purposes hereof), then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this ***Section 6(e)(ii)(B)***) at the time such

Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "***Variable Rate Convertible Security***"), then for purposes of the first sentence of this ***Section 6(e)(ii)(B)***, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof were equal to the actual conversion price on such date (or such higher minimum conversion price if such Variable Rate Convertible Security is subject to a minimum conversion price) (the "***Assumed Variable Market Price***"), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this ***Section 6(e)*** with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been equal to the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence; *provided, however*, that if the conversion or exercise price or exchange ratio of a Convertible Security may fluctuate solely as a result of provisions designed to protect against dilution, such Convertible Security shall not be deemed to be a Variable Rate Convertible Security. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the amount of additional consideration payable to the Company upon the exercise of any Options; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

(D) Calculation Of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration. In case any Common Stock, Options or Convertible Securities are issued in

connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. A majority of the independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration.

(iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this ***Section 6(e)*** upon the issuance of any Excluded Securities.

(f) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this ***Section 6*** resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment, readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment, readjustment or change and showing in detail the facts upon which such adjustment, readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment, readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

(g) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this ***Section 6***, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this ***Section 6***. Any adjustment made herein that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of shares of Common Stock into which this Warrant is exercisable so that the aggregate Exercise Price that the Holder must pay in order to exercise this Warrant in full shall remain unchanged immediately before and after such adjustment.

7. *REGISTRATION RIGHTS*.

(a) Filing of Company Registration Statement. The Company shall prepare and, on or before the Filing Deadline, file with the Commission a Registration Statement covering the resale of 200% of the aggregate number Registrable Securities then outstanding (such number to be determined using the Exercise Price in effect at such time and without regard to any restriction on the ability of any Holder to exercise its Warrant). Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the

exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

(b) Registration Statement on Form S-3. If the Company is eligible on the Filing Deadline to file a Registration Statement on Form S-3 for the resale of the Registrable Securities, it shall file such Registration Statement on such form. If, on the Filing Deadline, the Company does not meet the eligibility requirements for filing a Registration Statement on Form S-3 for the resale of Registrable Securities, then the Company shall instead prepare and file with the Commission a Registration Statement on such form as the Company is then eligible to use. In the event that the Company files one or more Registration Statements on a form other than Form S-3, and thereafter meets the eligibility requirements to use Form S-3 for the resale of Registrable Securities, the Company shall re-file such Registration Statement(s), or file one or more new Registration Statements on Form S-3 covering the greater of (i) the number of Registrable Securities then registered on the existing Registration Statement(s) (and not previously sold pursuant to an existing Registration Statement or pursuant to Rule 144) and (ii) the number of Registrable Securities required to be registered pursuant to the terms of this ***Section 7***, as promptly as practicable (but in no event later than sixty (60) days) after the Company meets such requirements.

(c) Effectiveness of Registration Statements. The Company shall use its reasonable best efforts to cause the Registration Statement required to be filed by it hereunder to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission with respect to its Registration Statement, and shall submit to the Commission, within two (2) Business Days after the Company learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company will maintain the effectiveness of the Registration Statement required to be filed by it hereunder until the earlier of the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (i) have been sold to the public, or (ii) in the reasonable opinion of outside counsel to the Company, may be sold to the public under Rule 144(k) (the period beginning on the Registration Deadline and ending on the earliest to occur of ***clause (i)*** or ***(ii)*** above being referred to herein as the "***Registration Period***") or until such later date as the Company may determine.

(d) Filing of Additional Registration Statements. In the event that, at any time following the Filing Deadline, the number of Registrable Securities available for resale under the Registration Statement required to be filed by the Company is insufficient to cover at least 125% of the aggregate number Registrable Securities then outstanding (such number to be determined using the Exercise Price in effect at such time and without regard to any restriction on the ability of any Holder to exercise its Warrant), the Company shall promptly amend such Registration Statement or file a new Registration Statement, in any event as soon as practicable, but not later than the fortieth (40th) Business Day following notice from the Holder of the occurrence of such event, so that such Registration Statement or such new Registration Statement, or both, covers no

less than 200% of the aggregate number of Registrable Securities then outstanding (such number to be determined using the Exercise Price in effect at such time and without regard to any restriction on the ability of any Holder to exercise its Warrant). The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any such Registration Statement shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable under the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

(e) Registration Default. If (i) a Registration Statement meeting the requirements of this ***Section 7*** is not declared effective by the Commission on or before the Registration Deadline, (ii) after such Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by the Holder under such Registration Statement for any reason not within the exclusive control of the Holder, or (iii) an amendment or supplement to such Registration Statement, or a new Registration Statement, required to be filed pursuant to the terms of this ***Section 7*** is not filed on or before the date required by this ***Section 7*** (each of the foregoing ***clauses (i)***, ***(ii)*** and ***(iii)*** being referred to herein as a "***Registration Default***"), the Company shall pay the Holder an amount of cash equal to the Registration Default Payment and, for each calendar month in which a Registration Default exists, an additional cash payment equal the Registration Default Payment (*pro rated* for partial months). The first payment required to be made by the Company under this ***Section 7(e)*** shall be made within two (2) Business Days following the date on which a Registration Default first occurs and subsequent payments shall be made on the earlier of (A) the last day of each calendar month in which a Registration Default exists and (B) the date on which such Registration Default is cured (or, if any such day is not a Business Day, on the Business Day immediately following such day). Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof or otherwise.

(f) Allocation of Registrable Securities. In the event that the Holder sells or otherwise transfers any of the Holder's Registrable Securities (including by way of a transfer of all or any portion of this Warrant), the transferee shall be allocated the portion of the then remaining number of Registrable Securities included in the Registration Statement allocable to the Registrable Securities so transferred.

(g) Allowed Delay; Allowed Suspension. Notwithstanding anything to the contrary herein, the Company may, at any time after the Effective Date, (i) delay the disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors, in the best interest of the Company (an "***Allowed Delay***"), and (ii) suspend the availability of a Registration Statement if pursuant to applicable law it must file a post-effective amendment to such Registration Statement in connection with filing its Annual Report on Form 10-K or Form 10-KSB and such amendment is reviewed by the Commission (an "***Allowed Suspension***"); *provided*, that (x) no Allowed Delay shall exceed ten (10) consecutive Trading Days or thirty (30) Trading Days in any period of three hundred sixty-five (365) days and (y) no Allowed Suspension shall exceed ten (10) consecutive Trading Days.

(h) Expenses of Registration. All expenses incurred in connection with the registrations, filings and qualifications described herein, including, without limitation, registration filing fees, qualification fees, printer costs, accounting fees and legal fees (including the legal fees of the Holder (not to exceed $5,000), shall be borne by the Company.

(i) Cooperation of Holder. The Company's obligations to register the Registrable Securities is subject to the Holder providing the Company with all information and documents that the Company may reasonably request in order to make all applicable disclosures in the Registration Statement (or prospectus made a part thereof) concerning the Holder, the Holder's Registrable Securities and the proposed disposition thereof.

(j) Indemnification. In the event that any Registrable Securities are included in a Registration Statement under this ***Section 7***, the Company shall indemnify and hold harmless the Holder, the officers, directors, employees, agents and representatives of the Holder, and each person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, "***Losses***"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse the Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses (promptly as such expenses are incurred) by any such entity or person in connection with investigating or defending any Loss; *provided, however*, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon (i) any omission to state a material fact required to be stated therein or necessary to make statements therein not misleading that conforms in all material respects to written information furnished by such person expressly for use in such Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.

8. *MISCELLANEOUS*.

(a) Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available. In the event that the Company breaches any of its obligations hereunder to issue Warrant Shares or pay any amounts as and

when due, the Company shall bear all costs incurred by the Holder in collecting such amount, including without limitation reasonable legal fees and expenses.

(b) Notices. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally, against written receipt therefor, or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Manaris Corporation
400 boul. Montpellier
Montreal, Quebec
Canada H4N 2G7
Attn: John Fraser, Chief Executive Officer
Tel: (514) 904-6030
Fax: (514) 744-2080

With a Copy to:

Sichenzia Ross Friedman & Ference
61 Broadway
32nd Floor
New York, New York 10006
Attn: Darren M. Ocasio, Esq.
Tel: (212) 930-9700
Fax: (212) 930-9725

If to the Holder:

Imperium Master Fund, Ltd.
153 East 53rd Street
29th Floor
New York, New York 10022
Attn: Maurice Hryshko, Esq.
Tel: (212) 433-1360
Fax: (212) 433-1361

; or as shall otherwise be designated by such party in writing to the other parties hereto in accordance this ***Section 8(b)***. Written confirmation of receipt generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission shall be rebuttable evidence of receipt by facsimile in accordance with clause (i) above.

(c) Amendments and Waivers. No (i) amendment to this Warrant or (ii) waiver of any agreement or other obligation of the Company under this Warrant may be made or given except pursuant to a written instrument executed by the Company and the Holder. No waiver of any provision of this Warrant applicable to the Holder may be made except pursuant to a written instrument executed by the Holder and the Company. Any waiver given pursuant hereto shall be effective only in the specific instance and for the specific purpose for which given.

(d) Transfer of Warrant. The Holder may sell, transfer or otherwise dispose of all or any part of this Warrant (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act and applicable state securities laws, or is exempt from registration thereunder. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of the portion of this Warrant acquired by such transferee, and the Company shall, as promptly as practicable (but in no event later than three business days from the date it receives notice thereof), issue and deliver to such transferee a new Warrant identical in all respects to this Warrant, in the name of such transferee. The Company shall be entitled to treat the original Holder as the holder of this entire Warrant unless and until it receives written notice of the sale, transfer or disposition hereof.

(e) Lost or Stolen Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant identical in all respects to this Warrant.

(f) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

(g) Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Holder. The Company may not assign its rights or obligations under this Warrant except as specifically required or permitted pursuant to the terms hereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

MANARIS CORPORATION

By: ______________________________

Name:

Title:

EXHIBIT A to WARRANT

EXERCISE NOTICE

The undersigned Holder hereby irrevocably exercises the right to purchase ________ of the shares of Common Stock ("Warrant Shares") of MANARIS CORPORATION evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

______ a Cashless Exercise with respect to _________________ Warrant Shares.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

Date: _______________________

____
Name of Registered Holder

By: _______________________________
Name:
Title:

Holder Requests Delivery to be made: (check one)

☐ By Delivery of Physical Certificates to the Above Address

☐ Through Depository Trust Corporation
(Account ___________________________)